SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Event: AUGUST 13, 1996

                        SOUTHEASTERN BANKING CORPORATION
               (Exact name of registrant as specified in charter)

            GEORGIA                      2-83157                 58-1423423
(State or other jurisdiction of        (Commission            (I.R.S. Employer
         incorporation)                File Number)          Identification No.)

        1010 NORTHWAY STREET
           DARIEN, GEORGIA                                          31305
(Address of principal executive office)                           (Zip Code)

        Registrant's telephone number, including area code (912) 437-4141

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                       THIS DOCUMENT CONSISTS OF 3 PAGES.


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On August 13, 1996, Southeastern Banking Corporation ("SBC" or "Registrant") dismissed its prior independent certifying accountants, Deloitte & Touche ("D&T"). D&T's report on SBC's financial statements for the years ended December 31, 1995 and December 31, 1994, the two most recent years preceding the date hereof, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. D&T was dismissed by the Audit Committee of SBC under the authority vested in the Audit Committee by the stockholders at the annual meeting in March 1996.

        During the last two fiscal years preceding the date hereof and the interim period from December 31, 1995 to the date hereof, there were no disagreements between SBC and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

        None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to SBC within the last two fiscal years and subsequent interim periods to the date hereof.

        A letter from D&T addressed to the Securities & Exchange Commission is attached as an exhibit to this Report in accordance with Item 304(a)(3) of Regulation S-K.

        Effective August 13, 1996, the Audit Committee also appointed Bricker & Melton, P.A., to replace D&T as the independent certifying accountants for SBC's financial statements. During the last two fiscal years and the subsequent interim periods from December 31, 1995 to the date hereof, SBC did not consult Bricker & Melton regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.  The following exhibit is attached hereto:

             Exhibit Table               Page
             -------------               ----
             Letter from former            3
             independent certifying
             accountants



                                                SOUTHEASTERN BANKING CORPORATION
                                                (REGISTRANT)

Date: August 22, 1996                           By: /s/ EDW. R. GRAY, JR.
                                                   -----------------------------
                                                    Edw. R. Gray, Jr., President

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Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of Southeastern Banking Corporation dated August 15, 1996.



/s/Deloitte & Touche LLP
Jacksonville, Florida
August 19, 1996

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